OFFICE LEASE AGREEMENT

     THIS AGREEMENT, made this 31st day December of 1999, by and between STEPHEN
J. GEHRINGER AND KENNETH J. KELLAR (hereinafter called Lessor) , of the one part, and GEHRINGER AND KELLAR, INC, D/B/A KEYSTONE COIN AND STAMP EXCHANGE (hereinafter called Lessee) , of the other part,

                                   WITNESSETH:

     Lessor does hereby demise and let unto Lessee on the floor of the building located at 1801 Tilghman Street, Allentown, Pennsylvania 18104 to be used and occupied as a dealership for and for no other purpose, for the term of three (3) years commencing on the 1st day of January, 2000, and ending on the 31st day of December, 2000, for the fixed rental of ONE HUNDRED EIGHT THOUSAND AND 00/100 DOLLARS ($108,000.00), in coin or currency which at the time of payment is legal tender for public and private debts in the United States of America, payable monthly in advance in equal installments of THREE THOUSAND AND 00/100 DOLLARS ($3,000.00) each on the 1ST day of each and every month during said term of this lease or any renewal thereof at the office of Lessor's Agent, or at such other place or places as Lessor may from time to time after the date hereof designate, during business hours, the first installment to be paid at the time of the execution of this lease.
     IT IS HEREBY MUTUALLY COVENANTED AND AGREED by and between Lessor and Lessee that the premises are demised under and subject to the following covenants and agreements, all of which are to enure to the benefit of Lessor and be regarded as strict legal conditions:

     1.  Inability  to  give  Possession.

     If Lessor is unable to give Lessee possession of the demised premises as herein provided by reason of the premises not being ready for occupancy, or by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of Lessor, Lessor shall not be liable in damages to Lessee therefor, and during the period that Lessee is thus kept out of possession the rental shall be abated.

     2.  Additional  Rent.

     (a) Damages by Default: Lessee agrees to pay to Lessor as rent in addition to the fixed rental herein reserved any and all sums which may become due by reason of the failure of Lessee to comply with all the covenants of this lease and any and all damages, costs and expenses which Lessor may suffer or incur by reason of any default of Lessee or failure on his part to comply with the covenants of this lease, and each of them, and also the cost of repairing any and all damages to the demised premises caused by any act or neglect of Lessee.

     (b) Repairs: Lessee further agrees to pay to Lessor as additional rent all sums due for repairs made to the demised premises, replacing of glass windows, doors, partitions, electric wiring and electric lamps, etc., the keeping of waste and drain pipes open and repairs and replacements to wash basins and plumbing, heating and air-conditioning apparatus, which are necessitated by or, caused by misuse or abuse by Lessee. The same shall be paid by Lessee to Lessor upon presentation by Lessor to Lessee of bills therefor.

     3.  Affirmative  Covenants  of  Lessee.

     (a) Payment of Rent: Lessee will without any previous demand therefor pay the said fixed and additional rental at the times and at the place at which the same are hereby made payable. If Lessor at any time accepts payment of said rental after the same shall have become due and payable, such acceptance will not excuse delay in payment on subsequent occasions nor constitute or be construed as a waiver of any of Lessor's rights.

     (b) Condition of Premises: Lessee will keep the demised premises in the same good order in which they now are, reasonable wear and tear and damage by accidental fire or other casualty not occurring through the negligence of Lessee alone excepted. Lessee acknowledges that the demised premises are in good order, condition and repair and require no alterations, additions or improvements to be made by Lessor except as may be expressly specified in writing by the parties hereto.

     (c) Requirements of Public Authorities: Lessee will at his own cost and expense comply with any requirements of any constituted public authority and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or to Lessee's use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure to do so.

     (d) Rule and Regulations: The rules and regulations in regard to the said building, and the tenants occupying offices therein, printed upon the fourth page of this lease, and such alterations, additions, and modifications thereof as may from time to time be made by Lessor, shall be deemed a part of this agreement, with the same effect as though written herein, and Lessee covenants that said rules and regulations shall be faithfully observed by Lessee, Lessee's employees, and all persons visiting the leased premises, or claiming under Lessee, the right being hereby expressly reserved by Lessor to add to, alter or rescind, from time to time, such rules and regulations, which changes in rules and regulations shall take effect immediately after notice thereof in writing shall have been served by leaving the same on the demised premises.

     (e)  Fire:  Lessee  will  use  every  reasonable  precaution  against fire.

     (f) Notice of Fire, etc: Lessee will give to Lessor prompt written notice of any defect, accident, fire, or damage occurring on or to the demised premises.

     (g) Janitors; Damages to or Loss of Lessee's Property: Lessee will permit the janitors and cleaners of Lessor to have access to and to clean the demised premises. Lessor shall be in no way responsible to Lessee for any damage done to the furniture or other effects of Lessee by the janitors or cleaners or other employees of Lessor or by any other person, or for any loss of property of any kind whatever from the demised premises, however occurring.

     (h) Surrender of Possession: Lessee will peacefully deliver up and surrender possession of the demised premises to Lessor at or prior to the expiration or earlier termination of this lease or any renewal thereof in the same good order and condition in which Lessee has herein agreed to keep the same during the continuance of this lease. Lessee will at or prior to the expiration or earlier termination of this lease or any renewal thereof remove all of his property from the demised premises so that Lessor may again have and repossess the same not later than noon on the day on which this lease or the renewal thereof shall terminate, and will immediately thereafter deliver to Lessor at the aforesaid office of its agent all keys for the demised premises.

     4.  Negative  Covenants  of  Lessee.

     (a) Assignment and Subletting: Lessee, under penalty of instant forfeiture, shall not assign, mortgage or pledge this lease, nor underlet or sublease said premises or any part thereof without the written consent of Lessor first had and obtained ; nor after such written consent has been given shall any assignee or sublessee assign, mortgage or pledge this lease or such sublease or underlet or sublease said premises or any part thereof without an additional written consent by Lessor; and in neither case without such consent shall any such assignment, mortgage, pledge, underletting or sublease be valid. An assignment within the meaning of this lease is understood and intended to comprehend not only the voluntary action of Lessee, but also any levy or sale on execution or other legal process and every assignment for the benefit of creditors, adjudication or sale in bankruptcy or insolvency or under any other compulsory procedure or order of court. No assignment or sublease, if consented to in the manner aforesaid, shall in any way relieve or release Lessee from liability upon any of the covenants under the terms of this lease, and notwithstanding any such assignment or sublease the. responsibility and liability of Lessee hereunder shall continue in full force and effect until the expiration of the term hereby created and any renewals thereof. No assignment or sublease shall be valid unless the assignee or subtenant shall assent to and agree in writing to be bound by all of the covenants and conditions herein contained.

     (b) Alterations, Additions: Lessee will not make any alterations, improvements or additions to or about the demised premises, or affix or attach any articles to or make any holes in or about the demised premises or the building. If Lessee desires to have such alterations, improvements or additions made or to have articles so affixed or attached or to have such holes made, he shall submit the plan therefor to Lessor. If said plan receives Lessor's approval, Lessor alone will make or do the same on behalf of Lessee and for Lessee's benefit, solely at the cost, expense and risk of Lessee unless otherwise provided in writing. All alterations, improvements, additions or fixtures, whether installed, made or placed before or after the execution of this lease, shall remain upon the premises at the expiration or earlier termination of this lease and become the property of Lessor unless Lessor shall, prior to the termination of this lease, have given written notice to Lessee to remove the same, in which event Lessee shall remove the same and restore the premises to the same good order and condition in which they now are.

     (c) Machinery: Lessee will not use or operate in the demised premises any machinery that is in Lessor's opinion harmful to the building or disturbing to tenants occupying other parts thereof.

     (d) Weights: Lessee will not place any weights in any portion of the demised premises which are in Lessor's opinion beyond the safe carrying capacity of the structure.

     (e) Locks: Lessee will not place any additional locks upon any doors of the demised premises or permit any duplicate keys to the locks therein to be made except with the written approval of Lessor.

     (f) Insurance: Lessee shall not do or suffer to be done any act, matter or thing, or employ any person as a result of which the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or the building of which the demised premises are a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or carry or have any benzine or explosive matter of any kind in and about the demised premises except in approved quantities and containers.

     (g) Removal of Goods: Lessee will not manifest an intention to terminate this lease other than in accordance with the terms thereof, nor remove or attempt to remove Lessee's goods or property from the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may be due or become due during the entire term of this lease.

     (h) Vacate Premises: Lessee will not vacate or desert the demised premises or permit the same to become empty and unoccupied during the term of this lease.

     (i) Sign and Advertising Matter: Lessee will not erect or place any sign, advertising matter, lettering, stand, booth, show case, or other matter of any kind upon the door-steps, vestibules, outside walls, outside windows or pavements of the building. Lessee will not place any sign, advertising matter, lettering, or other matter of any kind upon the doors giving access into the demised premises or upon the interior walls of the building without written approval of Lessor.

     (j) Floors, Walls, Wiring: Lessee will not lay any linoleum, oil cloth, rubber or other airtight covering upon the floors of the demised premises, nor fasten articles to or drill holes or drive nails or screws into the walls or partitions of the demised premises; nor will Lessee paint paper or otherwise cover or in any way mark, deface or break said walls or partitions; nor make any attachment to the electric lighting wires of the building for storing electricity, running electric fans or motors or other purposes; nor will Lessee use any method of heating other than that provided by Lessor. If Lessee desires to have telephone, telegraph or other similar wires and instruments installed on the premises, he shall notify Lessor, and Lessor will direct where and how the same are to be installed. Lessor reserves at all times the right to require Lessee to install and use in the demised premises such electrical protective devices and to change wires and their placing and arrangement, as Lessor may deem necessary, and further, to require compliance on the part of all using or seeking access to such rules as Lessor may establish relating thereto; and further reserves, in the event of non-compliance with such requirements and rules, the right to cut and prevent the use of any wires to which such non-compliance relates.

     5.  Lesser's  Rights.

     Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises:
     (a) Inspection, Repairs: At all reasonable times by himself or his duly authorized agents to enter and go upon the demised premises (i) to inspect the same and every part thereof; (ii) for the purpose, at his option, of making repairs, alterations, additions, or improvements thereto; (iii) for the purpose of making electrical wiring changes in electrical service outlets in floor, ceiling and/or walls; ( iv) for the purpose of making adjustments of any nature to the air-conditioning system; (v) for the purpose of fighting fire within the demised premises or elsewhere in the building or for the control or correction of conditions resulting from flood, either from a broken pipe or from outside sources, (vi) for the purpose of performing any covenants herein contained which Lessee has failed to perform; (vii) for the purpose of remedying any matter due to breach of covenant of Lessee.

     (b) Re-Leasing: At any time after notice properly given by either party to the other of an intention to terminate this lease to conduct persons who may be interested in leasing the demised premises in and about the same.

     (c) Control and Building: To control and have dominion over the halls, passages, entrances, elevators, toilets, stairways, balconies and roof of the building, the same being not for the use of the general public; and Lessor shall in all cases have the right to control and prevent access thereto of all persons whose presence, in the judgment of Lessor or his agents, shall be prejudicial to the safety, character, reputation and interests of the building and its tenants.

     (d) Riot: To prevent access to the building in the event of invasion, mob, riot, public excitement or other commotion by closing doors or otherwise for the safety of tenants and for the protection of property in the building.

     (e) Discontinuance and Service: To discontinue any and all facilities furnished and services rendered by Lessor which are not expressly covenanted for herein, it being understood that they constitute no part of the consideration for Lessee's entering into this lease.

     (f) Rules: At any time and from time to time to make such rules and regulations as in his judgment may be necessary for the safety, care and cleanliness of the building and the demised premises and for the preservation of good order therein, such rules and regulations shall, when notice thereof is given to Lessee, form a part of this lease.

     6.  Responsibility  of  Lessee.
     Lessee agrees to indemnify and to relieve and hereby indemnifies and relieves Lessor from all liability and expense by reason of any loss, damage or injury to Lessee or any other person or to any property of Lessee or any other person which may arise from any cause whatsoever on the demised premises. Lessee further agrees to indemnify and to relieve and hereby indemnifies and relieves Lessor from all liability and expense by reason of any loss, damage or injury to Lessee or to any employee or business invitee of Lessee, or to any property of Lessee or any employee or business invitee of Lessee which may occur on the pavement, curb, roof, elevators, hallways, passages or other portions (other than the demised premises) of the building of which the demised premises are a part, unless caused by the negligence of the Lessor, his servants or agents.

     7.  Responsibility  of  Lessor.

     (a) Elevators: Lessor will keep in operation in the building during ordinary business hours, except on Sundays and legal holidays, as many of the passenger elevators as may in Lessor's judgment be necessary to maintain adequate elevator service. In case of accident, strike, repairs, renewals or improvements to the building or machinery therein, or for any other cause whatsoever deemed sufficient by Lessor, the operation of said elevators may be changed or suspended.

     (b) Heat and Electric: Lessor will keep in operation in said building heating and air-conditioning apparatus for the use of tenants during such periods as may in Lessor's judgment be necessary, except on Sundays and legal holidays, and will cause the demised premises to be cleaned and cared for by janitors and will also furnish a reasonable amount of electricity, as Lessor may determine, solely for lighting said premises during regular business hours and operating such business machines as may be approved by Lessor, reserving the right, however, in case Lessee, in the judgment of Lessor, uses electricity for such purposes in an extravagant or unreasonable manner, to require Lessee at his expense to put in electricity meters and pay for the amount used by him, or in default thereof to cut off the supply of electricity to the demised premises. In consideration of the fact that no extra charge is made by Lessor for light, except as aforesaid, or for heat, air conditioning, Janitor services and elevator service, Lessor shall not be liable for any failure to supply the same not due to gross negligence on Lessor's part.

     (c) Destruction of or Damage to Premises: In the event that the demised premises are totally destroyed or rendered unfit for occupancy or are so damaged by fire or other casualty not occurring through fault or negligence of Lessee or of those employed by or acting for him that the same can not be repaired and restored within a time which Lessor shall deem reasonable, this lease shall absolutely cease and terminate as of the date of occurrence of said destruction or damage, and the rental shall thereafter abate for the balance of the term.

     If the damage caused as above be only partial and such that the demised premises can be repaired and restored to their former condition within a time which Lessor shall deem reasonable, Lessor may, at his option repair and restore the same with reasonable promptness. The rental shall be apportioned and suspended during the time Lessor is in possession for the purpose of such repair and restoration, taking into account the proportion of the demised premises rendered untenantable and the duration of Lessor's possession.

     (d) Liability for Termination or Interrupted Use: Lessor shall not be liable for any damages, compensation or claim by reason of inconvenience, annoyance, injury or loss resulting from the termination of this lease by reason of the destruction of the demised premises, from the making of repairs, alterations, additions or improvements to any portion of the demised premises, the building or the facilities thereof, from any of the services or facilities supplied by Lessor, or from the leaking of rain, snow, water, steam or gas into, in or about the demised premises or the building which the demised premises are a part.

     8.  Miscellaneous  Agreements  and  Conditions.

     (a) Effect of Repairs on Rental: No contract entered into or that may be subsequently entered Into by Lessor with Lessee relating to any alterations, additions, improvements or repairs except such as Lessor shall have agreed to make for Lessee's initial occupancy, nor the failure of Lessor to perform any such contract, nor the performance by Lessor or his contractors, employees or agents any such contract shall in any way relieve Lessee from his obligation hereunder to pay the rental, fixed and additional, at the time and place specified in this lease.

     (b) Modification of Terms by Waiver or Custom: It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct on the part of Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor at any time or times to enforce his rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, conditions and covenants of this lease or as having in any way or manner modified the same.

     9.  Default.
     If  the  Lessee  during  this  lease  or  any  renewal  thereof

     (a) Default: Does not pay in full when due and payable any and all rental, fixed and additional, herein agreed to be paid by Lessee; or

     (b) Breach of Covenant: Violates or falls to perform or otherwise defaults with respect to any term, condition or covenant herein contained on his part to be performed; or

     (c) Vacating Premises: Vacates the demised premises or leaves them locked so as to prevent entry therein by lessor, or manifests an intention to terminate this lease other than in accordance with the terms thereof, or removes or attempts to remove or manifests an intention to remove any goods or property from the demised premises without having first paid and satisfied Lessor in full for all rentals, fixed and additional then due or that may thereafter become due until the full end and expiration of the then current term; or

     (d) Financial Embarrassment, Bankruptcy Levy, etc: Becomes financially embarrassed or insolvent or makes an assignment for the benefit of creditors, or if any petition in bankruptcy or for reorganization of Lessee or for an arrangement with creditors of Lessee under any State or Federal Law is filed by or against Lessee, or if any proceedings under any State or Federal insolvency or bankruptcy laws are instituted by or against Lessee, or if any property of Lessee is levied upon or sold by any Sheriff, Marshal or Constable, or if a trustee in bankruptcy or a receiver is appointed for Lessee;

     10.  Remedies  of  Lessor.
     Then  and  in  any  said  event,  at  the  sole  option  of  Lessor,
     (a) Acceleration of Rent: The whole balance of rent, fixed and additional, or any part thereof, shall be taken to be due and payable and in arrears as if by the terms and provisions of this lease said balance of rent, fixed and additional, or any part thereof were on that date payable in advance; and

     (b) Termination: This lease and the term hereby created, or any renewal term thereof, shall at the sole option of Lessor and without waiver of any other rights of Lessor contained herein terminate and become absolutely void without any right on the part of Lessee to save the forfeiture by payment of any sum due or by performance of any condition, term or covenant broken, AND ALSO

     11.  Further  Remedies  of  Lessor.
     In the event of any default as above set forth in Section 9, Lessor, at its option:

     (a) Entry and Possession: May, without notice or demand, enter the demised premises, breaking open locked doors if necessary to effect entrance and may change the bolts, locks and fastenings, without liability to criminal or civil action for such entry or for the manner thereof, or the purpose of distraining or levying and for any other purposes, and may take possession of and sell all goods and chattels at auction, on three days notice served in person on Lessee or left on the premises, and pay to Lessor out of the proceeds, after deducting all costs of such sale, all sums which may then be due and owing from Lessee to Lessor hereunder.

     (b) Distress: May enter the premises, and without demand proceed by distress and sale of the goods there found to levy the rent and/or other charges herein payable as rent, and all costs and officers' commissions, including watchman's wages and a constable's commission of 5%, may be included in the levy and shall be paid by Lessee, and in such case all costs, officers' commissions and other charges shall immediately attach and become part of the claim of Lessor for rent, and any tender of rent without said costs, commissions and charges made after the issue of a warrant of distress shall not be sufficient to satisfy the claim of Lessor; and

     (c) Collect Rent From Sub-lessee: If this lease or any part thereof is with Lessor's written consent assigned or if the premises, or any part thereof is with Lessor's written consent sub-let, Lessee hereby irrevocably constitutes and appoints Lessor Lessee's agent to collect the rents due by such assignee or sub-lessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder; and

     (d) Lease: Lessor may lease said premises or any part or parts thereof to such person or persons and for such term or terms as may in Lessor's discretion seem best, and the Lessee shall be liable for any loss of rent, fixed and additional, for the balance of the then current term; and

     (e) Confession of Judgment: If the rent, fixed and/or additional, shall remain unpaid on any day when the same ought to be paid, Lessee hereby empowers any attorney of the Court of Common Pleas of Lehigh County, Commonwealth of Pennsylvania, or any other Court there or elsewhere to appear as attorney for Lessee in any and all actions which may be brought for said arrears of rent, fixed and/or additional, and to sign for Lessee an agreement for entering in any competent Court, an amicable action or actions for the recovery of all arrears of rent, fixed and/or additional, and in said suits or in said amicable action or actions to confess judgment against Lessee for the recovery of all arrears of rent, fixed and/or additional, as aforesaid. and for interest and costs, together with an attorney's commission of 5%. Such authority shall not be exhausted by one exercise thereof, but may be exercised from time to time as often as any of said rent fixed and/or additional, shall fall due or be in arrears; and

     (f) Ejectment: When this lease shall be determined by the breach of term, condition or covenant hereof, either during the original term of this lease or any renewal thereof, and also when and as soon as the term hereby created or any renewal thereof shall have expired, it shall be lawful for and Lessee hereby authorizes and empowers any attorney of the Court of Common Pleas of Lehigh County, Commonwealth of Pennsylvania, or of any other Court there or elsewhere, to appear as attorney for Lessee, as well as for all persons claiming by, through or under Lessee, and to sign an agreement for entering in any competent Court an amicable action in ejectment against Lessee and all persons claiming by, through or under Lessee, and therein confess judgment for the recovery by Lessor of possession of the herein demised premises, for which this lease shall be his sufficient warrant; whereupon, if Lessor so desires, a Writ of Habere Facias Possessionem may be issued forthwith, without any prior writ or proceedings whatsoever; and provided that if for any reason after such action shall have been commenced the same shall be discontinued, marked satisfied of record or determined or possession of the premises hereby demised remain in or be restored to Lessee, Lessor shall have the right for the same default or upon any subsequent default or defaults, or upon the termination of this lease as hereinbefore set forth, to bring one or more further amicable action or actions as hereinbefore set forth to recover possession of the said premises for said default or for any subsequent default or defaults and confess judgment for the recovery of possession of the demised premises as hereinabove provided.

     (g) Affidavit of Default: In any amicable action of ejectment or for rent in arrears, Lessor shall first cause to be filed in such action an affidavit made by his setting forth the facts necessary to authorize the confession of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this lease, and of the truth of the copy such affidavit shall be sufficient evidence, be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

     12.  Release  of  Lessor  in  Exercise  of  Remedies.
     Lessee hereby releases and discharges Lessor from all claims, actions, suits and penalties, for or by reason or on account of any entry, ejectment, confession of judgment, distraint, levy, appraisement or sale, or the loss of goods and chattels left on the premises.

     l3.  Waivers  by  Lessee:

     Lessee hereby expressly releases and agrees to release Lessor, and any and all attorneys who may appear for Lessee, from all errors and defects whatsoever of a procedural nature in entering such actions or judgments or in causing such Writ or Writs to be issued or in any proceeding thereon or concerning the same and from all liability therefor. Lessee expressly waives the benefits of all laws, now or hereafter in force, exempting any goods on the demised premises, or elsewhere from distraint, levy or sale in any legal proceedings taken by the Lessor to enforce any rights under this lease. Lessee hereby expressly waives in favor of Lessor the benefit of all laws now made or which may hereafter be made regarding any limitation as to the goods upon which, or the time within which, distress is to be made after the removal of goods, and further relieves the Lessor of the obligation of proving or identifying such goods, it being the purpose and intent of this provision that all goods of Lessee, whether upon the demised premises or not, shall be liable to distress for rent. Lessee waives in favor of Lessor all rights under the act of Assembly of April 5, 1951, No.20 (P. L. 69), known as the Landlord and Tenant Act of 1951, and all supplements and amendments thereto that have been or may hereafter be passed, and authorizes the sale of any goods distrained for rent at any time after five days from said distraint without any appraisement and condemnation thereof. The Lessee further waives the right to issue a Writ of Replevin under the Act of April 19, 1901 (P. L. 88), of the laws of the Commonwealth of Pennsylvania, or under the aforesaid Landlord and Tenant Act of 1951, or under any other law heretofore enacted and now in force or which may be hereafter enacted, and/or under Pennsylvania Rules of Civil Procedure No.1071 et seq. and/or any similar or corresponding rules which may hereafter be in force for the recovery of any articles, household goods, furniture and office equipment seized under a distress for rent or levy upon an execution for rent, damages or otherwise; all waivers hereinbefore mentioned are hereby extended to apply to any such action.
     Lessee further waives the right of inquisition on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this lease, and does hereby voluntarily condemn the same and authorizes the Prothonotary to issue a writ of execution or other process upon Lessee's voluntary condemnation, and further agrees that the said real estate may be sold on a writ of execution or other process. If proceedings shall be commenced by Lessor to recover possession under the Acts of Assembly, either at the end of the term or sooner termination of this lease, or for nonpayment of rent or any other reason, Lessee specifically waives the right to the three months' notice, and to the fifteen or thirty days' notice required by the aforesaid Landlord and Tenant Act of 1951, and agrees that five days' notice shall be sufficient in either or any such case.

     14.  Right  of  Assignee  of  Lessor.

     The right to confess judgment and to proceed with any amicable action and confession of judgment therein, and to the issuance of a writ of habere facias possessionem against Lessee and to enforce all of the other provisions of this lease hereinabove provided for may, at the option of any assignee of Lessor of this lease, be exercised as aforesaid by any assignee of the Lessor's right, title and interest in this lease in said assignee's own name, notwithstanding the fact that any or all assignments of the said right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly of May 28, 1715, I Sm. L. 99. and all supplements and amendments thereto that have been or may hereafter be passed and Lessee hereby expressly waives the requirements of said Act of Assembly and any and all laws regulating the manner and form in which such assignments shall be executed and witnessed.

     15.  Remedies  Cumulative.
     All of the remedies hereinbefore given to Lessor and all rights and remedies given to him by law and equity shall be at Lessor's option cumulative and concurrent. No termination of this lease or the taking or recovering of the premises shall deprive Lessor of any of his remedies or actions against Lessee for rent due at the time or which, under the terms hereof, would in the future become due as if there had been no determination, or for sums due at the time or which, under the terms hereof, would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

     16.  Termination  of  Lease.

     It is hereby mutually agreed that either party hereto may terminate this lease at the end of said term by giving to the other party written notice thereof at least three (3) months prior thereto, but in default of such notice this lease shall continue upon the same terms and conditions governing the same as are in force immediately prior to the expiration of the term hereof for a further period of one (1) month and so on from month to month unless or until terminated by either party hereto, giving the other one (1) month written notice thereof previous to the expiration of the then current term; provided, however, that if Lessor shall have given such written notice prior to the expiration of any term hereby created of his intention to change the terms and conditions of this lease, and Lessee shall hold over after the expiration of the time mentioned in such notice, Lessee shall be considered and shall be Lessee under the terms and conditions mentioned in such notice for a further term or terms as above provided. In the event that Lessee shall at any time give notice, as stipulated in this lease, of his intention to terminate the lease at the end of the then current term and shall fail or refuse so to vacate the premises on the date of such termination, then it is expressly agreed that Lessor shall have the option either (a) to disregard the notice so given as having no effect, in which case, upon Lessor giving Lessee notice thereof, all the terms and conditions of this lease shall continue thereafter in full force precisely as if such notice by Lessee had not been given, or (b) to exercise any of the rights and remedies herein contained as if Lessee were in default under the terms, covenants and conditions hereof.

     17.  Condemnation.

     In the event that the demised premises or any part thereof are taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and the rental reserved hereunder shall abate proportionately to the area of the demised premises so taken or condemned or shall cease if the entire demised premises be so taken. Lessee hereby waives all claims arising out of such event against Lessor and as against the condemnor, and it is agreed that Lessee will make no claim by reason of the complete or partial taking of the demised premises, and it is further agreed that Lessee shall not be entitled to any notice whatsoever of the partial or complete termination of this lease by reason of the aforesaid.

     18.Subordination.

     This lease shall be subject and subordinate at all times to the lien of any mortgages and/or rents and/or other encumbrances now or hereafter placed on the land and building of which the demised premises are a part without the necessity of any further act or instrument on the part of Lessee to effectuate such subordination, but Lessee agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this lease to the lien of any such mortgage and/or rent and/or other encumbrance as shall be desired by the mortgagee or proposed mortgagee or any other person. Lessee hereby irrevocably appoints Lessor the attorney in fact of Lessee to execute and deliver any such instrument or instruments for and in the name of Lessee.

     19.  Notice.

     All notices required hereunder to be given by either party to the other must be given by registered or certified mail, and the only admissible proof that such notice has been given to either party by the other shall be a registry return receipt signed by or on behalf of such party.

     20.Titles  Not  to  Affect  Construction.

     It is expressly agreed that the titles contained in the margins of this lease are merely for the convenience of the parties and are not in any manner or respect to aid in or affect the interpretation of the, respective paragraphs beside such titles or of any parts of this lease. The said titles do not and are not intended to give notice of all of the provisions in the sections beside the respective titles.

     21.  Lease  Contains  all  Agreements.

     It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or his Agent and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

     22.  Heirs  and  Assignees  --  Rights  and  Duties.

     All rights, remedies, powers, responsibilities and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties, as well during any extensions of the original term of this lease as during the original term itself; and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease, may be given by or to anyone thereof, and shall have the same force and effect as if given by or to all thereof. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.
     Where used herein to refer to Lessor or Lessee, the third person singular masculine personal pronoun shall be understood to be and shall be read as the feminine or neuter gender and the plural number if appropriate in the light of the party or parties mentioned as Lessor or Lessee herein.

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written, and expressly intend to be legally bound hereby.

SEALED  AND  DELIVERED  IN  THE  PRESENCE  OF  :

                                   GEHRINGER  AND  KELLER,  INC.
                                   D/B/A  KEYSTONE  COIN  &  STAMP  EXCHANGE
ATTEST:

/s/ Kenneth J. Kellar                   /s/ Stephen J. Gehringer
______________________________     By:  ________________________________
KENNETH  J.  KELLAR,  SECRETARY    STEPHEN  J.  GEHRINGER,  PRESIDENT



[Affix  Corporate  Seal  Here]

WITNESS:
/s/ Steve Gehringer                /s/ Stephen J. Gehringer
______________________________     ____________________________________
                                   STEPHEN  J.  GEHRINGER,  LESSOR
Steve Gehringer
______________________________
(print  name  of  witness)

/s/ Kathleen Pletz                 /s/ Kenneith J. Kellar
______________________________     ____________________________________
                                   KENNETH  J.  KELLAR,  LESSOR
Kathleen Pletz
______________________________
(print  name  of  witness)

                              RULES AND REGULATIONS
1. Tenants will not keep any animals or birds in the demised premises or in the building nor permit any animals or birds to be brought into or kept in the demised premises by others.

2. Tenant will not employ any person for the purpose of cleaning the demised premises, except with the express authority of the lessor.

3. Tenant will not go or authorize or permit anyone to go upon the roof of the building.

4. Tenant will not make, commit or permit any improper noises or disturbances in the building, mark or defile the demised premises or the building, or interfere in any way with other tenants or those having business with them.

5. Tenant agrees that lessor shall in no case be liable for the admission or exclusion of any person from said building.

6. Tenant will not enter the building or the demised premises between the hours of 6 :00 P.M. and 8 :00 A.M. or on Sundays without complying with the regulations established from time to time by lessor.

7. Tenant will not occupy the demised premises as living quarters or sleeping apartments or in any manner or for any use or purpose other than as herein stated nor will tenant use the halls, passages, elevators and stairways of the building of which the demised premises are a part for any purpose other than ingress and egress.

8. Tenant will not use the toilet rooms, water closets, urinals and other water fixtures and apparatus on the demised premises or in the building of which the same are a part for any purpose other than that for which they were designed and constructed, nor throw sweepings, rubbish, rags, ashes, chemicals or other injurious substances therein.

9. Tenant will not hang or shake any carpet, rug or other article out of any window, or throw or allow anything to be dropped out of the windows or doors or down the passages or in the elevators of the buildings of which the demised premises are a part.

10. Tenant will give lessor prompt notice of any canvassers, newsboys, peddlers, beggars, or unauthorized bootblacks applying their trade in the building of which the demised premises are a part.

11. Tenant will close the windows and securely lock the doors of the demised premises before leaving the building each day.

12. Tenant shall abide by the rules and regulations of the lessor with respect to the manner and method in which and the time when any machinery, heavy furniture, safes, merchandise, packages or supplies shall be brought into or taken out of the demised premises and the building.



                                   GEHRINGER  AND  KELLER,  INC.
                                   D/B/A  KEYSTONE  COIN  &  STAMP  EXCHANGE
ATTEST:

/s/ Kenneth J. Kellar                   /s/ Stephen J. Gehringer
______________________________     By:  ________________________________
KENNETH  J.  KELLAR,  SECRETARY    STEPHEN  J.  GEHRINGER,  PRESIDENT



[Affix  Corporate  Seal  Here]

WITNESS:
/s/ Signature Unknown              /s/ Stephen J. Gehringer
______________________________     ____________________________________
                                   STEPHEN  J.  GEHRINGER,  LESSOR
______________________________
(print  name  of  witness)

/s/ Signature Unknown              /s/ Kenneith J. Kellar
______________________________     ____________________________________
                                   KENNETH  J.  KELLAR,  LESSOR
______________________________
(print  name  of  witness)